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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 13, 2005


                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-14380                73-1173881
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                   1293 ELDRIDGE PARKWAY, HOUSTON, TEXAS 77077
               (Address of principal executive office) (Zip Code)


                                 (832) 486-4000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
          OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

ITEM 8.01 OTHER EVENTS

          On October 13, 2005, CITGO Petroleum Corporation announced the commencement of cash tender offers for any and all of its outstanding 7-7/8% senior notes due 2006 and 6% senior notes due 2011. In conjunction with the tender offers, CITGO is soliciting consents of the holders of those notes to eliminate or modify substantially all restrictive covenants, certain events of default and certain other related provisions in the indentures governing those notes. The proposed amendments to each indenture can be adopted with the consent of no less than a majority in aggregate outstanding principal amount of the Notes issued pursuant to such indenture. Holders cannot tender their notes without delivering a consent and cannot deliver a consent without tendering their notes. The consent solicitations will each expire at 5:00 p.m., New York City time, on Wednesday, October 26, 2005, unless extended. The tender offers will expire at midnight, New York City time, on Wednesday, November 9, 2005, unless extended or terminated by CITGO.

          On October 14, 2005, CITGO sent notices of its election to redeem prior to their stated maturity dates the following debt securities:

            o  all of its outstanding 11-3/8% senior notes due 2011;

            o all of its outstanding 9.30% private placement senior notes due 2006; and

            o all of its outstanding master shelf agreement senior notes due 2006 through 2009 with interest rates ranging from 7.17% to 8.94%.

         CITGO is also working with a group of banks on a proposed $1,850,000,000 senior secured credit facility, which would consist of a five-year revolving credit facility in the amount of $1,150,000,000 and a seven-year term loan of $700,000,000. The credit facility, which is subject to the completion of documentation and a number of other conditions, would be secured by, among other things, CITGO's interests in its Lake Charles, Louisiana and Corpus Christi, Texas refineries, its trade accounts receivable and its inventories.

         See the press release dated October 13, 2005, which is filed as Exhibit 99-1 to this Current Report, regarding the tender offers and consent solicitations for the 7-7/8% senior notes and the 6% senior notes, the debt redemptions and the planned senior secured credit facility.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         99.1   CITGO Petroleum Corporation News Release dated October 13, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CITGO PETROLEUM CORPORATION

Date:  October 14, 2005                       /s/     Larry Krieg
                                              ----------------------------------
                                                      Larry Krieg
                                                 Vice President Finance
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                               INDEX TO EXHIBITS


Exhibit
Number         Description
-------        -----------
  99.1         Press Release